                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): April 23, 2003



                             FLAGSTAR BANCORP, INC.
                            -----------------------
             (Exact name of Registrant as specified in its charter)


          Michigan                      0-22353                 38-3150651
          --------                      -------                 ----------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
      of Incorporation)               File Number)          Identification No.)


                   5151 Corporate Drive, Troy, Michigan 48098
                   ------------------------------------------
                    (Address of principal executive offices)


                                 (248) 312-2000
                                 --------------
               Registrant's telephone number, including area code


                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)

Item 5.  Other Events and Required FD Disclosure.


     On April 23, 2003, Flagstar Bancorp, Inc. (the "Company") issued a press release announcing that its Board of Directors has declared a two-for-one stock split on its capital stock in the form of a 100% stock dividend. Holders of the Company's common stock of record as of April 30, 2003 will be entitled to one additional share of the Company's common stock for each share of common stock held at the close of business on that date. The stock distribution is expected to occur on or about May 15, 2003, and the Company's common stock will begin trading on a post-split basis the day after distribution.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


   (a) -- (b)      Not applicable.

          (c)      The following exhibit is filed as part of this report.

                   Exhibit 99.1      Press release dated April 23, 2003

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                        FLAGSTAR BANCORP, INC.


Date:   April 24, 2003                  By:  /s/ Michael W. Carrie
                                            ------------------------------------
                                            Michael W. Carrie
                                            Executive Director, Chief Financial
                                            Officer and Treasurer
                                            (Duly Authorized Representative)